Exhibit 77Q1(a)(3)

                               AMENDMENT NO. 33 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

     THIS AMENDMENT NO. 33 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of the 1st day of May, 2003 by the undersigned, constituting all of the Trustees of ING Mutual Funds (the "Trust").

     WHEREAS, the Amended and Restated Declaration of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain Series of Interests of the Trust; and

     WHEREAS, pursuant to an Agreement and Plan of Reorganization (the "Reorganization") intended to result in the dissolution of certain series of the Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to dissolve four the series of Interests of the Trust as follows:

     ING Global Technology Fund Class A;
     ING Global Technology Fund Class B;
     ING Global Technology Fund Class C;
     ING Global Technology Fund Class I;

     WHEREAS, the holders of a majority of the shares outstanding and entitled to vote have adopted the Reorganization.

     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

     The second sentence of Section 8.8 of the Declaration of Trust is hereby amended and restated to read in full as follows:

"Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate forty series, as follows:

     ING Emerging Countries Fund Class A;
     ING Emerging Countries Fund Class B;
     ING Emerging Countries Fund Class C;
     ING Emerging Countries Fund Class M;
     ING Emerging Countries Fund Class Q;
     ING Global Equity Dividend Fund Class A;
     ING Global Equity Dividend Fund Class B;
     ING Global Equity Dividend Fund Class C;
     ING Global Equity Dividend Fund Class I;
     ING Global Equity Dividend Fund Class Q;
     ING Global Real Estate Fund Class A;
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     ING Global Real Estate Fund Class B;
     ING Global Real Estate Fund Class C;
     ING Global Real Estate Fund Class Q;
     ING International Fund Class A;
     ING International Fund Class B;
     ING International Fund Class C;
     ING International Fund Class I;
     ING International Fund Class Q;
     ING International Equity Fund Class A;
     ING International Equity Fund Class B;
     ING International Equity Fund Class C;
     ING International Equity Fund Class I;
     ING International Equity Fund Class Q;
     ING International SmallCap Growth Fund Class A;
     ING International SmallCap Growth Fund Class B;
     ING International SmallCap Growth Fund Class C;
     ING International SmallCap Growth Fund Class Q;
     ING Precious Metals Fund Class A;
     ING Precious Metals Fund Class B;
     ING Precious Metals Fund Class C;
     ING Precious Metals Fund Class Q;
     ING Russia Fund Class A;
     ING Russia Fund Class B;
     ING Russia Fund Class C;
     ING Russia Fund Class Q;
     ING Worldwide Growth Fund Class A;
     ING Worldwide Growth Fund Class B;
     ING Worldwide Growth Fund Class C;
     ING Worldwide Growth Fund Class Q."
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IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


-----------------------------------     -----------------------------------
Paul S. Doherty, as Trustee             Jock Patton, as Trustee



-----------------------------------     -----------------------------------
J. Michael Earley, as Trustee           David W.C. Putnam, as Trustee



-----------------------------------     -----------------------------------
R. Barbara Gitenstein, as Trustee       Blaine E. Rieke, as Trustee



-----------------------------------     -----------------------------------
R. Glenn Hilliard, as Trustee           John G. Turner, as Trustee



-----------------------------------     -----------------------------------
Walter H. May, as Trustee               Roger B. Vincent, as Trustee



-----------------------------------     -----------------------------------
Thomas J. McInerney, as Trustee         Richard A. Wedemeyer, as Trustee